UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2021

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CPI Aerostructures, Inc. (the “Company”) held its annual meeting of shareholders on December 29, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered three proposals: (i) the election of one Class I director and two Class II directors; (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and (iii) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Company’s board of directors is divided into three classes, with one class of directors being elected each year and each class serving a three-year term. The term of office of the Company’s Class II directors, consisting of Walter Paulick and Eric Rosenfeld, expired at the Annual Meeting. The board of directors nominated Messrs. Paulick and Rosenfeld for re-election as Class II directors.

One of our former Class I directors did not stand for re-election at the Annual Meeting held in 2020 and, following such meeting, our board of directors had one vacancy. On November 4, 2020, the board of directors appointed Richard Caswell to fill the vacancy and serve as chairman of the audit and finance committee of our board of directors. Pursuant to New York law and the Company’s bylaws, any directors appointed by the board to fill a vacancy serve only until the next annual meeting. Accordingly, our board of directors nominated Mr. Caswell for election to serve as a Class I director until the term of our Class I directors ends at the 2023 annual meeting.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Richard Caswell – Class I	6,015,075	507,239	2,561,362
Walter Paulick – Class II	5,083,325	1,438,989	2,561,362
Eric Rosenfeld – Class II	5,172,247	1,350,067	2,561,362

Proposal No. 2 – Approval, on an advisory basis, of the compensation of Named Executive Officers.

The compensation of the Company’s Chief Executive Officer and Chief Financial Officer, the Company’s Named Executive Officers, was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
5,231,170	1,270,841	20,303	2,561,362

Proposal No. 3 – Ratification of the appointment of RSM US LLP.

The ratification of the appointment of RSM US LLP was approved, as follows:

For	Against	Abstain
8,860,043	90,806	132,827

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2021	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer

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